Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John A. Brunkow, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10KSB of IMMS , Inc. for the year ending December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10KSB fairly presents in all material respects the financial condition and results of operations of IMMS, Inc. of Nevada.

Date: March 17, 2008	By:	/s/ John A. Brunkow
John A. Brunkow
Vice President of Finance, Chief Financial Officer